EX-99.1

CareMax Reports Second Quarter 2024 Results

•
Second Quarter Medicare Advantage Membership of 104,000, up 1% year-over-year
•
Second Quarter Total Revenue of $198.6 million, down 12% year-over-year

Miami, FL - August 9, 2024 - CareMax, Inc. (NASDAQ: CMAX; CMAXW) (“CareMax” or the “Company”), a leading technology-enabled value-based care delivery system, today announced financial results for the second quarter ended June 30, 2024.

“Although our medical expense ratio continued to run higher than target levels, we were able to manage toward another quarter of sequential improvement in MER in the second quarter, and we continued to make progress against our clinical initiatives.” said Carlos de Solo, Chief Executive Officer.

Mr. de Solo continued, “Additionally, in July, we entered an agreement to access additional capital from our lenders and further extend the limited waiver of certain financial covenants in our credit facility. This funding will assist in bridging our liquidity as we continue to evaluate strategic alternatives for our business.”

Second Quarter 2024 Results

•
Total membership of 236,500, down 13% year-over-year.
•
Medicare Advantage membership of 104,000, up 1% year-over-year.
•
Total revenue was $198.6 million, down 12% year-over-year.
•
Net loss was $170.6 million, which included a $2.4 million non-cash gain on remeasurement of derivative liabilities and $133.0 million of non-cash impairment of long-lived assets, compared to net loss of $32.4 million for the second quarter of 2023, which included a non-cash loss on remeasurement of contingent earnout liabilities of $16.2 million.
•
Adjusted EBITDA was ($11.2) million, compared to adjusted EBITDA of $7.0 million for the second quarter of 2023.1
•
Platform Contribution was $3.7 million, compared to $28.6 million for the second quarter of 2023.1
•
Medical Expense Ratio was 86.2%, compared to 84.6% for the second quarter of 2023.
•
De novo pre-opening costs and post-opening losses for the second quarter of 2024 were $4.6 million.2

[1] Adjusted EBITDA and Platform Contribution are non-GAAP financial metrics. A reconciliation of non-GAAP metrics to the most directly comparable GAAP financial measures is included in the appendix to this earnings release.

2 De novo pre-opening costs represent (1) incremental payroll costs from employees specifically associated with the operational, contractual, physical, or regulatory infrastructure for de novo centers, prior to their opening; (2) legal costs directly associated with the de novo centers, incurred prior to their opening, which includes services such as execution of leases, health plan contracts and other agreements; (3) other expenses related to diligence, design, permitting, and other “soft costs” at new sites; and (4) rent and facility expenses prior to center opening. De novo post-opening losses include center-level operating losses recognized at a de novo center until the center breaks even, which consist of revenue, external provider costs and cost of care allocated to the de novo center.

About CareMax

Founded in 2011, CareMax is a value-based care delivery system that utilizes a proprietary technology-enabled platform and multi-specialty, whole person health model to deliver comprehensive, preventative and coordinated care for its members. With approximately 200,000 Medicare Value-Based Care Members across 10 states, and fully integrated, Five-Star Quality rated health and wellness centers, CareMax is redefining healthcare across the country by reducing costs, improving overall outcomes and promoting health equity for seniors. Learn more at www.caremax.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended.

These forward-looking statements include statements regarding our future strategy, future transactions and future financial performance. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the Company’s net losses, level of indebtedness and significant cash used in operating activities have raised substantial doubt regarding its ability to continue as a going concern; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and the Company’s ability to comply with the covenants under the agreements governing its indebtedness; the Company’s ability to successfully execute its strategy, which may include divesting certain assets or businesses; the Company’s ability to successfully implement cost-saving measures or achieve expected benefits under its plans to optimize performance of the MSO network and its centers; the possibility of the Company filing for a restructuring under Chapter 11 of the US Bankruptcy Code if the Company is unable to successfully implement its plans; the possibility that the Company’s rights under certain existing agreements could be impaired as a result of bankruptcy proceedings brought by Steward Health Care System; the impact of restrictions on the Company’s current and future operations contained in certain of its agreements; risks relating to lease termination, lease expense escalators, lease extensions, special charges and the Company’s inability to comply with provisions of its lease agreements; the Company’s ability to integrate acquired businesses and realize expected benefits of any such transactions; the Company’s ability to attract new patients; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the impact of COVID-19 or any variant thereof or any other pandemic or epidemic on the Company's business and results of operation; insolvency, credit problems or other financial difficulties that could confront the Company’s counterparties in strategic acquisitions, investments and other collaborations could expose the Company to significant financial risk and significantly impact the Company’s ability to expand its overall profitability; the Company’s ability to address the material weakness in its internal control over financial reporting; the Company's ability to recruit and retain qualified team members and independent physicians; risks related to future acquisitions; the Company’s ability to develop and maintain proper and effective internal control over financial reporting and the impact of any prior period developments. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this press release is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release.

Use of Non-GAAP Financial Information

Certain financial information and data contained in this press release is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this press release, such as Adjusted EBITDA and Platform Contribution and margin thereof have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes.

The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. For this reason, these non-GAAP measures may not be comparable to other companies’ similarly labeled non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results.

A reconciliation for Adjusted EBITDA and Platform Contribution to the most directly comparable GAAP financial measures is included below.

CAREMAX, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

(Unaudited)

	June 30, 2024	December 31, 2023
ASSETS

Current Assets
Cash and cash equivalents	$16,430	$65,528
Accounts receivable, net	97,488	114,754
Other current assets	9,547	3,066
Total Current Assets	123,466	183,348

Property and equipment, net	21,419	47,918
Operating lease right-of-use assets	48,424	109,215
Goodwill, net	156,841	156,841
Intangible assets, net	42,163	101,243
Other assets	61,730	24,737
Total Assets	$454,043	$623,301

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY

Current Liabilities
Accounts payable	$8,453	$6,275
Accrued expenses	13,257	16,224
Risk settlement liabilities	59,204	42,602
Related party liabilities	1,772	190
Current portion of third-party debt, net	403,321	364,380
Current portion of operating lease liabilities	43,646	8,975
Other current liabilities	17	165
Total Current Liabilities	529,671	438,812
Derivative liabilities	48	22
Long-term debt, net	1,785	21,443
Long-term operating lease liabilities	64,455	97,136
Other liabilities	5,844	4,443
Total Liabilities	601,803	561,856
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ (DEFICIT) EQUITY
Preferred stock (1,000,000 shares authorized; one share issued and outstanding as of June 30, 2024 and December 31, 2023)	—	—
Class A common stock ($0.0001 par value; 8,333,333 shares authorized; 3,814,871 and 3,744,732 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively)	11	11
Additional paid-in-capital	787,132	782,371
Accumulated deficit	(934,902)	(720,938)
Total Stockholders’ (Deficit) Equity	(147,759)	61,444

Total Liabilities and Stockholders’ (Deficit) Equity	$454,043	$623,301

CAREMAX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue
Medicare risk-based revenue	$154,857	$155,486	$323,359	$277,079
Medicaid risk-based revenue	22,865	30,054	60,518	55,680
Government value-based care revenue	14,690	22,206	33,505	32,216
Other revenue	6,215	16,694	13,491	32,449
Total revenue	198,627	224,440	430,872	397,424

Operating expenses
External provider costs	153,115	156,995	334,056	267,668
Cost of care	42,593	40,192	85,726	78,819
Sales and marketing	1,378	3,327	4,441	7,092
Corporate, general and administrative	14,780	20,849	34,888	44,813
Depreciation and amortization	6,512	6,828	13,218	13,404
Impairment of long-lived assets	132,990	—	132,990	—
Goodwill impairment	—	—	—	98,000
Total operating expenses	351,368	228,191	605,318	509,797
Operating loss	(152,741)	(3,750)	(174,446)	(112,373)
Nonoperating (expenses) income
Interest expense	(20,376)	(13,197)	(40,131)	(23,908)
Change in fair value of derivative liabilities	2,355	434	(26)	1,540
(Loss) gain on remeasurement of contingent earnout liabilities	—	(16,220)	—	19,916
Other income, net	382	534	992	721
Total nonoperating expenses	(17,639)	(28,449)	(39,165)	(1,730)
Loss before income tax	(170,381)	(32,199)	(213,612)	(114,103)
Income tax expense	(177)	(177)	(354)	(355)
Net loss	$(170,558)	$(32,376)	$(213,966)	$(114,458)

Weighted-average basic shares outstanding[1]	3,807,551	3,722,377	3,793,076	3,717,040
Weighted-average diluted shares outstanding[1]	3,807,551	3,722,377	3,793,076	3,717,040
Net loss per share
Basic	$(44.79)	$(8.70)	$(56.41)	$(30.79)
Diluted	$(44.79)	$(8.70)	$(56.41)	$(30.79)

[1] Share amounts have been restated to reflect the 1-for-30 reverse stock split that the Company completed on January 31, 2024.

CAREMAX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(213,966)	$(114,458)
Adjustments to reconcile net loss to cash and cash equivalents:
Depreciation and amortization expense	13,218	13,404
Amortization of debt issuance costs and discounts	1,821	4,086
Impairment of long-lived assets	132,990	—
Stock-based compensation expense	4,761	4,762
Deferred income taxes	354	355
Change in fair value of derivative liabilities	26	(1,540)
Gain on remeasurement of contingent earnout liabilities	—	(19,916)
Payment-in-kind interest expense	21,955	5,500
Non-cash finance lease expense	293	—
Provision for credit losses	(307)	57
Goodwill impairment	—	98,000
Amortization of right-of-use assets	5,325	5,842
Other non-cash, net	33	1,213
Changes in operating assets and liabilities:
Accounts receivable	17,573	(1,255)
Other current assets	(6,481)	452
Risk settlement liabilities	16,602	1,968
Other assets	(41,749)	(41,807)
Operating lease liabilities	(1,577)	(4,959)
Accounts payable	1,502	(128)
Accrued expenses	(2,967)	(4,219)
Related party liabilities	1,582	(1,134)
Other liabilities	898	10,515
Net cash used in operating activities	(48,114)	(43,263)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(794)	(5,234)
Net cash used in investing activities	(794)	(5,234)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings, net	—	62,000
Principal payments of debt	(189)	(125)
Payments of debt issuance costs	—	(398)
Net cash (used in) provided by financing activities	(189)	61,477

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(49,097)	12,980
Cash and cash equivalents - beginning of period	65,528	41,626
CASH AND CASH EQUIVALENTS - END OF PERIOD	$16,430	$54,605

The following table represents Non-GAAP Financial Summary:

Non-GAAP Financial Summary
(Unaudited)	Three Months Ended
(in thousands)	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024
Medicare risk-based revenue	$143,664	$122,267	$113,041	$121,593	$155,486	$134,105	$108,650	$168,502	$154,857
Medicaid risk-based revenue	19,896	19,852	36,620	25,626	30,054	23,950	26,263	37,653	22,865
Government value-based care revenue	—	—	6,389	10,010	22,206	28,067	7,425	18,815	14,690
Other revenue	8,719	15,551	8,213	15,754	16,694	15,721	9,497	7,276	6,215
Total revenue	172,279	157,670	164,263	172,983	224,440	201,843	151,835	232,246	198,627

External provider costs	120,348	106,900	104,078	110,673	156,995	139,139	165,522	180,941	153,115
Cost of care	30,293	30,150	34,581	37,627	38,865	41,599	41,915	42,229	41,808
Platform contribution	21,638	20,620	25,604	24,683	28,580	21,106	(55,602)	9,075	3,704
Platform contribution margin (%)	12.6%	13.1%	15.6%	14.3%	12.7%	10.5%	(36.6%)	3.9%	1.9%

Sales and marketing	2,299	2,355	3,806	3,765	3,381	3,501	3,627	3,064	1,378
Corporate, general and administrative	12,165	13,877	17,263	21,329	18,158	15,527	12,531	16,495	13,480
Adjusted operating expenses	14,464	16,232	21,069	25,094	21,539	19,028	16,158	19,559	14,858

Adjusted EBITDA	$7,175	$4,388	$4,535	$(411)	$7,042	$2,077	$(71,759)	$(10,482)	$(11,152)

The following table provides a reconciliation of GAAP net (loss) income to Adjusted EBITDA:

Reconciliation to Adjusted EBITDA
(Unaudited)	Three Months Ended
(in thousands)	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024
Net (loss) income	$(9,381)	$(22,053)	$10,434	$(82,082)	$(32,376)	$(103,123)	$(465,766)	$(43,408)	$(170,558)
Interest expense	3,896	6,088	8,743	10,711	13,197	14,000	16,526	19,756	20,376
Depreciation and amortization	4,903	4,573	7,180	6,576	6,828	6,833	7,550	6,705	6,512
Impairment of long-lived assets	—	—	—	—	—	—	—	—	132,990
Remeasurement of derivative and contingent earnout liabilities	(7,391)	7,331	(84,171)	(37,242)	15,786	(1,450)	(961)	2,381	(2,355)
Goodwill impairment	—	—	70,000	98,000	—	80,000	369,200	—	—
Stock-based compensation	2,788	3,611	2,786	2,298	2,464	3,243	2,595	2,365	2,396
Loss on extinguishment of debt	6,172	—	—	—	—	—	—	—	—
Business Combination integration costs (1)	1,887	2,586	163	716	686	483	833	381	399
Acquisition and disposition related costs (2)	4,074	2,118	10,632	622	815	652	1,069	1,052	(669)
Other (3)	56	(47)	(1,158)	(187)	(535)	1,263	(1,409)	109	(421)
Income tax expense (benefit)	171	181	(20,074)	177	177	177	(1,395)	177	177
Adjusted EBITDA	$7,175	$4,388	$4,535	$(411)	$7,042	$2,077	$(71,759)	$(10,482)	$(11,152)

Memo:
De novo pre-opening costs	$506	$2,426	$3,205	$1,975	$1,560	$1,880	$1,323	$1,366	$1,775
De novo post-opening losses	993	1,533	2,274	3,885	4,228	3,906	4,558	3,451	2,789
(1)
Represents initial costs to set up public company processes, incremental vendor expenses identified as temporary or duplicative and expected to be rationalized in the short term, and legal and professional expenses outside of the ordinary course of business, which are being incurred as part of the Company’s efforts as it integrates the two privately held companies that were combined in the Business Combination. Significant components of Business Combination integration costs were as follows:

(Unaudited)	Three Months Ended
(in thousands)	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024
Consulting and legal fees (a)	$887	$725	$257	$282	$237	$69	$451	$371	$389
Severance costs	252	1,080	167	11	13	—	—	—	—
Other (b)	748	782	(261)	423	436	414	382	10	10
	$1,887	$2,586	$163	$716	$686	$483	$833	$381	$399

(a) Represents consulting and legal costs directly associated with efforts related to integration of the two privately held companies that were combined in the Business Combination.

(b) Represents primarily vendor expenses identified as temporary or duplicative and/or expenses outside the ordinary course of business and not necessary to run the Company's business.

(2)
Represents legal and incremental compensation payroll costs directly associated with efforts to achieve synergies related to closed transactions and legal and advisory costs related to exploration of potential dispositions. Significant components of the acquisition and disposition related costs were as follows:

(Unaudited)	Three Months Ended
(in thousands)	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024
Advisor and other professional fees (a)	$2,359	$1,219	$9,877	$(258)	$(34)	$94	$352	$524	$(967)
Compensation costs (b)	1,715	899	755	880	849	558	717	528	444
	$4,074	$2,118	$10,632	$622	$815	$652	$1,069	$1,052	$(524)

(a) Includes payments to our third-party transaction advisory firm associated with transaction contracts, including the Steward transaction that closed in November 2022. Also, costs include legal and accounting fees directly associated with contemplated or closed transactions or potential dispositions.

(b) Includes incremental payroll compensation expense for employees directly associated with services to achieve synergies related to closed transactions.

(3)
Components of other were as follows:

(Unaudited)	Three Months Ended
(in thousands)	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024
Other income	$—	$—	$(1,000)	$—	$—	$—	$(874)	$—	$—
Tax-related costs	69	(178)	46	—	—	—	—	—	—
Interest income	—	(12)	(201)	(253)	(602)	(433)	(560)	(668)	(277)
Severance costs	—	—	—	—	—	1,639	—	694	—
Other	(14)	144	(3)	66	67	58	25	83	(144)
	$56	$(47)	$(1,158)	$(187)	$(535)	$1,263	$(1,409)	$109	$(421)

The following metrics are as of the end of the indicated date, except for Platform Contribution, which is for the three month period ended as of the indicated date:

(Unaudited)	Three Months Ended
Non-GAAP Operating Metrics	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024
Centers	48	51	62	62	62	62	56	55	50
Markets	6	7	7	7	7	7	7	6	6
Patients (MCREM)*	54,000	57,400	221,500	225,100	226,500	228,700	229,300	218,000	210,900
Patients in value-based care arrangements (MCREM)	81.0%	78.2%	97.6%	99.0%	99.4%	98.8%	98.8%	99.1%	99.4%
Platform Contribution ($, millions)	$21.6	$20.6	$25.6	$24.7	$28.6	$21.1	$(55.6)	$9.1	$3.7
* MCREM defined as Medicare Equivalent Members, which assumes the level of support received by a Medicare patient is equivalent to that received by three Medicaid or Commercial patients.

The following table provides a reconciliation of gross profit, the most closely comparable GAAP financial measure, to Platform Contribution:

Reconciliation to Platform Contribution
(Unaudited)	Three Months Ended
(in millions)	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024
Gross profit (a)	$15.4	$14.8	$17.2	$17.1	$20.4	$12.0	$(63.5)	$1.5	$(3.6)
Depreciation and amortization	4.9	4.6	7.2	6.6	6.8	6.8	7.6	6.7	6.5
Stock-based compensation	1.3	1.2	1.2	1.0	1.3	1.2	0.1	0.7	0.7
Other adjustments (b)	0.1	0.1	—	—	—	1.0	0.2	0.2	0.1
Platform Contribution	$21.6	$20.6	$25.6	$24.7	$28.6	$21.1	$(55.6)	$9.1	$3.7

(a) Gross profit reflects the reclassification of stock-based compensation expense previously included in corporate, general and administrative expenses, which decreased gross profit by $1.3 million during the three months ended June 30, 2022, $1.2 million during the three months ended September 30, 2022, and $1.2 million during the three months ended December 31, 2022.

(b) Other adjustments include incremental costs related to post-Business Combination integration initiatives and other one-time center-level costs. During the three months ended September 30, 2023, December 31, 2023, and March 31, 2024, other adjustments include $1.0 million, $0.2 million and $0.2 million, respectively, of severance costs related to center staff.

The following table calculates the medical expense ratio:

(Unaudited)	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except ratio)	2024	2023	2024	2023
External provider costs	$153,115	$156,995	$334,056	$267,668
Medicare and Medicaid risk-based revenue	177,722	185,540	383,877	332,759
Medical Expense Ratio	86.2%	84.6%	87.0%	80.4%

Investor Relations

Roger Ou

SVP of Finance and Investor Relations

CareMaxInvestorRelations@caremax.com